Form 8-K. Exhibit 10.3

NON-AFFILIATE STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) made as of this 9th day of June, 2008, by and between those Shareholders of ACROPOLIS PRECIOUS METALS, INC. (collectively referred to as “Sellers”) as listed in Exhibit “A” hereto and the Buyers (collectively referred to as “Buyers”) as listed in Exhibit “B” hereto as to the facts set forth below:

WITNESSETH:

WHEREAS, Sellers hold ownership of certain stock in ACROPOLIS PRECIOUS METALS, INC. (“AOPM”), and desires to sell their shares of common stock of AOPM (collectively referred to as “ Purchased Shares”) to Buyers according to the Exhibit “C” hereto , and

WHEREAS, Buyers desire to acquire Purchased Shares from Sellers according to the Exhibit “C” hereto, pursuant to this Agreement,

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the adequacy and receipt of which is hereby acknowledged,

IT IS AGREED, as follows:

1.

Sellers agree to sell, and Buyers agree to purchase from Sellers the Purchased Shares as listed in Exhibit “C” hereto at the total purchase price of TWO HUNDRED SEVENTY-ONE THOUSAND AND FIVE HUNDRED EIGHTY SIX Dollars ($271,586).  Payment shall be in U.S. Dollars, in the form of cash or check as follows.  An amount of $ 271,586 in good funds delivered and cleared to Seller’s account via escrow agent TRIVEDI & ASSOCIATES, P.L. (“Escrow Agent”) (account information as provided by separate communiqué’).

2.

Upon receipt of payment at closing, Sellers agree to deliver to Buyers, the share certificates representing the Purchased Shares.

3.

The Closing contemplated hereby will occur on or before the 16th day of June, 2008 (“Closing Date”).

4.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

The Sellers warrant, covenant and represent to the Buyers with the intention of inducing the Buyers to enter into this Agreement that:

a.

immediately prior to and at the Closing, the Sellers shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Sellers shall transfer to the Buyers the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

b.

the Sellers have the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby; and

c.

each of the Sellers has not been, during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act");

d.

to the best of the knowledge, information and belief of the Sellers there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

e.

as of the Closing Date the Sellers shall not be indebted to the Company and the Company shall  not be indebted to the Sellers;

f.

the Sellers do not now, nor will it prior to or on the Closing Date, own, either directly or indirectly, or exercise direction or control over any common shares of the Company other than the Purchased Shares;

5.

REPRESENTATIONS AND WARRANTIES OF THE BUYERS:   The undersigned Buyers hereby represent and warrant to Sellers:

a.

each of undersigned Buyers is acquiring the Stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

b.

each of the undersigned Buyer understands the speculative nature and risks of investments associated with the Stock, and confirms that the Stock would be suitable and consistent with his or her investment program; that his or her financial position enables him or her to bear the risks of this investment; and, that there is no public market for the stock subscribed for herein;

c.

the Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts.  Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;

d.

to the extent that any federal, and/or state securities laws shall require, Each of the Buyers hereby agrees that the Stock acquired pursuant to this Agreement shall be without preference as to assets;

e.

Each of the Buyers is aware that the Company is under no obligation to register or seek an exemption under any federal securities act, state securities act, or any foreign securities act for the Stock of the Company or to cause or permit such Stock to be transferred in the absence of any such registration or exemption;

f.

Each of the  Buyers has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares in the foreseeable future (that is at the time of the investment, Buyers can afford to hold the investment for an indefinite period of time);

g.

Each of the Buyers has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, Each of the Buyers is capable of reading and interpreting financial statements; and

h.

Each of the Buyers is not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

i.

Buyers, and his agents, attorneys and advisors, have conducted their own due diligence on the Company, its past history, and its current state.  They have inspected SEC filings, the corporate minutes, and the charter documents.  Each of the Buyers is buying the shares “as is”, with no representations made by the Seller as to the affairs or viability of the company, or as to assets, liabilities, or outstanding securities of the Company, and each Buyer, on behalf of him selves and his successors in interest, (if any), hereby acknowledges and agrees by his execution of this Agreement that Seller is making no representations in this regard.

j.

Each of the non-U.S. Person Buyers confirms that he is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States. Each of the U.S. Person Buyer confirms that he is an “Accredited Investor” as defined in Rule 501 of Regulation D. The Buyers have not been contacted concerning the acquired Securities or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

6.

This Agreement represents the entire understanding between the Parties and supersedes all prior written or oral agreements, if any.

7.

This Agreement may not be modified or changed unless in writing signed by the Parties.

8.

The headings in this Agreement are for convenience and shall not be used to interpret any of the provisions of this Agreement.

9.

No waiver of any provision of this Agreement shall be effective and binding unless signed in writing by the Party charged with such waiver.

10.

This Agreement shall be construed and enforced under and pursuant to the laws of the State of Nevada.

11.

This Agreement shall be binding upon The Parties and their Successors.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

SELLERS:

/s/ Walter Brenner

WALTER BRENNER, as attorney-in
-fact to those shareholders listed
in Exhibit “A” hereto

BUYERS:

/s/ Oracular Dragon Capital Company, Ltd.,

Oracular Dragon Capital Company, Ltd.

EXHIBIT “A”

SELLERS
BARRY UNDERHILL
CORINE SIEMENS
AGATHE BALTHES
DANIELA BALTHES
WALTER LINSENMEYER
THORSTEN BALTHES
LYNN HAWKINS
MARIA LINSENMEYER
GREGOR TONN
MATHIAS TONN
ELISABETH UHRICH
ROB BEZELL
YUANKUN DENG
MICHELLE AUDETTE
ROBERT AUDETTE
YUCHUN BAI
HONG BAI
ELIZABETH CRAIG
ALISON HACKH
KURT UHRICH
STEVE SEKI
BRENDA BRISKHAM
ZHIHJA ZHANG
TOM WIRSZILLAS

EXHIBIT “B”

BUYERS
ORACULAR DRAGON CAPITAL COMPANY, LTD.

EXHIBIT “C”

SELLERS	NUMBER OF SHARES DELIVERED
BARRY UNDERHILL	300,000
CORINE SIEMENS	300,000
AGATHE BALTHES	9,231
DANIELA BALTHES	100,000
WALTER LINSENMEYER	100,000
THORSTEN BALTHES	100,000
LYNN HAWKINS	100,000
MARIA LINSENMEYER	100,000
GREGOR TONN	40,000
MATHIAS TONN	40,000
ELISABETH UHRICH	40,000
ROB BEZELL	20,000
YUANKUN DENG	20,000
MICHELLE AUDETTE	15,000
ROBERT AUDETTE	15,000
YUCHUN BAI	10,000
HONG BAI	15,000
ELIZABETH CRAIG	15,000
ALISON HACKH	15,000
KURT UHRICH	20,000
STEVE SEKI	15,000
BRENDA BRISKHAM	10,000
ZHIHJA ZHANG	10,000
TOM WIRSZILLAS	15,000
Total:	1,424,231

BUYERS	NUMBERS OF SHARES ACQUIRED
ORACULAR DRAGON CAPITAL, LTD.	1,424,231
Total	1,424,231
Total Purchase Price:	$ 271,586